EXHIBIT 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906 OF THE
SARBANES-OXLEY ACT OF 2002

                In connection with the accompanying Transition Report on Form 10-K/T of Caraco Pharmaceutical Laboratories, Ltd. (“Caraco”) for the three months ended March 31, 2005 (the “Report”), the undersigned hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of their respective knowledge and belief, that:

                (1)  The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

                (2)  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Caraco.

/s/ Daniel H. Movens

Daniel H. Movens Chief Executive Officer

/s/ Jitendra N. Doshi

Jitendra N. Doshi Chief Financial Officer

June 10, 2005